Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended August 31, 2021

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$203,577
Unrealized Gain (Loss) on Market Value of Commodity Futures	(4,293,619)
Dividend Income	4,781
Interest Income	29
ETF Transaction Fees	350
Total Income (Loss)	$(4,084,882)

Expenses
Management Fees	$161,710
Professional Fees	14,294
Brokerage Commissions	14,518
Directors' Fees and insurance	4,322
SEC & FINRA Registration Expense	3,362
Total Expenses	$198,206
Net Income (Loss)	$(4,283,088)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 8/1/21	$242,434,904
Withdrawals (100,000 Shares)	(4,038,500)
Net Income (Loss)	(4,283,088)

Net Asset Value End of Month	$234,113,316
Net Asset Value Per Share (5,850,000 Shares)	$40.02

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2021 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended August 31, 2021

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(7,098,799)
Unrealized Gain (Loss) on Market Value of Commodity Futures	(177,248)
Dividend Income	5,763
Interest Income	53
ETF Transaction Fees	1,050
Total Income (Loss)	$(7,269,181)

Expenses
Management Fees	$158,285
Professional Fees	22,655
Brokerage Commissions	13,997
Directors' Fees and insurance	5,177
SEC & FINRA Registration Expense	12,046
Total Expenses	$212,160
Net Income (Loss)	$(7,481,341)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 8/1/21	$300,793,150
Withdrawals (550,000 Shares)	(14,617,556)
Net Income (Loss)	(7,481,341)

Net Asset Value End of Month	$278,694,253
Net Asset Value Per Share (10,400,000 Shares)	$26.80

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2021 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended August 31, 2021

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(6,895,222)
Unrealized Gain (Loss) on Market Value of Commodity Futures	(4,470,867)
Dividend Income	10,544
Interest Income	82
ETF Transaction Fees	1,400
Total Income (Loss)	$(11,354,063)

Expenses
Management Fees	$319,995
Professional Fees	36,949
Brokerage Commissions	28,515
Directors' Fees and insurance	9,499
SEC & FINRA Registration Expense	15,408
Total Expenses	$410,366
Net Income (Loss)	$(11,764,429)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 8/1/21	$543,228,054
Withdrawals (650,000 Shares)	(18,656,056)
Net Income (Loss)	(11,764,429)

Net Asset Value End of Month	$512,807,569

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2021 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596